SENBANC FUND


                        SUPPLEMENT DATED JUNE 18, 2004 TO
                           OCTOBER 28, 2003 PROSPECTUS


     Effective July 9, 2004, the following sales charge waiver (commonly referred to as the "NAV transfer program") will terminate: sales charge waivers for investors purchasing shares through a Hilliard Lyons investment broker to the extent that the purchase of such shares is funded by the proceeds from the sale of shares of any mutual fund (for which the investor paid a front-end sales charge) other than a money market fund (a) purchased within three years of the date of the purchase of Fund shares and held for at least six months or (b) purchased at any time and for which Hilliard Lyons was not a selling dealer, provided that in either case the order for Fund shares must be received within 30 days after the sale of the other mutual fund.

     Accordingly, the fifth bullet point under the heading "Sales Charge Waivers" on pages 18 and 19 of the Prospectus is deleted.